GEE Group (NYSE American: JOB)

Employing America since 1893


Solutions
Shift

Investor Presentation

January 2022

"Our Business is Putting People to Work"

Forward Looking Statements and Non-GAAP Financial Measures

Forward-Looking Statements

In addition to historical information, this presentation contains statements relating to the Company's future results (including certain projections, pro forma financial information, and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this presentation that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "pro forma", "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation, the negative effects of Pandemics including the Coronavirus, uncertainties regarding economic recovery and changed socioeconomic norms, general business conditions or failure to grow the business internally and through acquisition, the demand for the Company's services, competitive market pressures, the ability of the Company to attract and retain qualified personnel for regular full-time placement and contract assignments, the possibility of incurring liability for the Company's business activities, including the activities of its contract employees and events affecting its contract employees on client premises, litigation and related settlements, the ability to attract and retain qualified management, changes in the law or regulations, force majeure events, acts of war or terrorism, lack of liquidity, inability to repay loans, meet debt covenants, refinance indebtedness or receive forgiveness on "PPP" loans as well as those risks discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2019, and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company discloses certain non-GAAP financial information, including **EBITDA, adjusted EBITDA and free cash flow**. Management uses these supplemental non-GAAP financial measures to help evaluate performance period over period, to analyze the underlying operating trends and results in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors find such non-GAAP measures useful to help monitor the Company's performance. **Non-GAAP EBITDA is defined by the Company as net income or net loss before interest, taxes, depreciation and amortization, including non-cash impairment charges, and gains and losses on debt extinguishments. Non-GAAP Adjusted EBITDA ("AEBITDA") represents EBITDA adjusted for non-cash stock option and stock-based compensation expenses, acquisition, integration and restructuring costs, and certain other non-cash, non-recurring items. Free cash flow ("FCF") is defined by the Company as non-GAAP EBITDA, minus capex.** Non-GAAP adjusted EBITDA and free cash flow are not terms defined by GAAP and, as a result, the Company's use of non-GAAP financial measures might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss and income or loss from operations as reported under GAAP on the Consolidated Statements of Income, cash and cash flows as reported under GAAP in the Consolidated Balance Sheets or in the Consolidated Statements of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected in the Company's financial statements prepared in accordance with GAAP included in GEE Group's Form 10-Qs and Form 10-Ks filed for the respective fiscal periods with the SEC. Reconciliation of GAAP net income or GAAP net loss to non-GAAP adjusted EBITDA are not included herein. Readers are referred to copies of the Company's earnings releases for the corresponding periods presented, which may be accessed directly from the Company's website at https://ir.geegroup.com/press-releases and which contain reconciliations of the Company's GAAP and non-GAAP financial measures.

Investment Highlights

GEE Group

About GEE Group	Premier staffing services and HR solutions provider in ~ $150 billion industry poised for post-COVID19 growth
Excellent Financial and Growth Outlook	Strong financial results and improved balance sheet following elimination of $127 million[1] in high-cost debt and reallocation of ~ $12 million in cash flow from lenders to our shareholders
Revenue Growth nearly 4x since 2015	Revenues grown nearly 4x since 2015, driven mainly by accretive acquisitions and more recently, post-COVID 19 growth opportunities
Significant M&A Experience and Capacity	Company size, scale and pro forma "debt free" balance sheet positions GEE Group for organic and acquisition growth
Top Tier Management / BOD	Management team led by industry veterans with experienced board who already built a multi-billion dollar staffing business

[1] Approximates debt elimination from June 30, 2020, through December 2021. In December 2021, our remaining 4 PPP loans were forgiven in the aggregate amount of ~ $17m. See slide 17.

GEE Group Snapshot

- Formed in 2015 w/ mission to build an industry-leading professional staffing and HR solutions provider
- Today have footholds in desirable end markets led by IT
- Strategy is to grow (1) organically leveraging our size and scale and, (2) by acquiring high margin businesses
- Founders successfully executed this strategy before ***(MPS Group sale to Adecco in 2010 for $1.3bn)***
- Bullish outlook building upon adaptations to COVID-19 new realities and emerging trends in how people work

Key Statistics FYE 9-30-21

NYSE American Symbol:	**JOB**
Formed	**2015**
Revenue(2)	**$149m**
Gross Profit(2)	**$52m (35% GM)**
Non-GAAP Adj. EBITDA(2)(3)	**$12m (8% Margin)**
Contract Service Employees(1)	**2,386**
Core (Rev. Producing) EEs(1):	**271 (233 rev. prod.)**

Staffing Revenue Breakdown(2)


FYE 9/30/2021
$149m
Temporary Staffing
$130m (87%)
Direct Hire
$19m (13%)

Temporary Staffing Revenue(2)


FYE 9/30/2021
$130m
Professional
$113m (87%)
Light
Industrial
$17m (13%)

Nationwide Footprint

32 Locations Nationwide


● GEE Group Offices (27), ★ HQ (Jacksonville, FL)
plus 4 virtual office locations in eleven (11) states

(1) Statistics as of 9/30/21. Core FTEs are separate and exclude contract services employees. FTE's represent full time employees.
(2) Financial figures for the FYE 09/30/21
(3) Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP.

GEE Group's Comprehensive Offerings

Amounts and KPIs presented herein FQE and FYE September 30, 2021, are preliminary and subject to change

GEE Group

	Professional (89% of Revenue)				Light Industrial (11% of Revenue)
Verticals	Information Technology	Finance, Accounting & Office	Engineering	Healthcare	Light Industrial
Annual Revenue Breakdown(1)(2)	$62mm (42%)	$64mm (43%)	$4mm (3%)	$2mm (1%)	$17mm (11%)
Gross Margin(2)	30%	41%	81%	28%	23%
Bill Rate Range(4)	$40-$200/hr (3)	$25-$100/hr	$40-$70/hr	$17-$25/hr	$14-$15/hr
Offices(5)	16	21	3	1	4
Brands	ACCESS DATA AGILE PALADIN SNI TECHNOLOGY	SNI CERTES SNI FINANCIAL STAFFING NOW ACCOUNTING NOW	General Employment OMNIONE	SCRIBE SOLUTIONS	TRIAD Staffing
Temp Staffing	✓	✓	✓	✓	✓
Direct Hire	✓	✓	✓		

(1) Revenue amounts and GM percentages presented are for the fiscal year ended September 30, 2021. The comparable revenue amounts and percentages for the fiscal year ended September 30, 2020 were: IT $57m (44%), FA&O $49m (38%), Engineering $4m (3%), Healthcare $2m (1%) and Light Industrial $17m (14%), (2) IT, FA&A and Engineering includes direct hire in the business mix, (3) Excludes Paladin non-IT operations, (4) Bill rate ranges are representative, and (5) GEE Group's offices may serve more than one vertical.

Growth Story: Evolution of a Premier Staffing Platform

GEE Group

2015
Scribe Medical Solutions founders and management merge with General Employment Enterprises (NYSE MKT:JOB) establishing a premier public staffing platform

2015
Acquires Agile Resources, a fast growing IT staffing firm

2015
Acquires Access Data, a Denver based high-level IT staffing firm

2016
Acquires Paladin Consulting, a Dallas-based IT and professional staffing company

2016
General Employment becomes GEE Group

2017
Acquires SNI Companies, adding scale with national footprint and desirable professional verticals

2018 / 2019
GEE Group undergoes comprehensive restructuring and integration following SNI acquisition

Mid- March 2020
COVID-19 pandemic onset

2020 / 2021
GEE Group eliminates $110m in debt, eliminates $12m in annual interest, generates $37m in net gains and raises $57.5m in new equity[1]

Today
GEE Group is well positioned for profitable growth

[1] ***Subseqent Event - Remaining PPP loans and interest of approx. $17m, in aggregate, were forgiven by the SBA in December 2021. This will result in recognition of a corresponding $17m gain in the December 31, 2021, fiscal quarter.***

National Scale with Long-Standing and Respected Local Presence

GEE Group

- GEE Group provides clients with services across the country while understanding the individual markets and offering a local approach
- The Company leverages its national footprint to serve clients outside of the states in which it has local offices



Columbus, OH
Cleveland, OH
Dublin, OH
Columbus, OH
Independence, OH
Chicago, IL
Akron, OH
Andover, MA
Minneapolis, MN
Denver, CO
Downer's Grove, IL
Holyoke, MA
Denver, CO
West Hartford, CT
Princeton, NJ
Colorado Springs, CO
Tyson's Corner, VA(1)
HQ: Jacksonville, FL
Jacksonville, FL
Orlando, FL(1)
Orlando, FL
Southlake, TX
Atlanta, GA
Ft. Lauderdale, FL
Dallas, TX
Dallas, TX
Austin, TX
Houston, TX(1)
Tampa, FL
Miami, FL
IT
Finance, Accounting & Office
Engineering
Healthcare
Light Industrial

State	Locations
Connecticut	1
Georgia	1
Minnesota	1
New Jersey	1
Virginia	1
Massachusetts	2
Illinois	2
Colorado	3
Texas	6
Ohio	7
Florida	7
Total	32

Note: Locations shown more than once indicate 2 or more offices or locations.
(1) Four virtual work-from-home ("WFH") markets are: Houston, Jacksonville (Scribe Solutions), Orlando (Agile Resources/ Ashley Ellis) and Tyson's Corner.

Long-term Clients Ranging from SMEs to Fortune 500 Clients

GEE Group

Extensive portfolio of clients with a focus on small and medium businesses

- GEE Group has built a differentiated portfolio of clients across a diverse set of end markets, serving clients of all sizes with a focus on small and medium businesses
- No significant customer concentration with the top customer representing >9% of revenue

2021 Revenue by Customer



Customer 1
9%
Customer 2
4%
Customer 3
3%
Customer 4
3%
Customer 5
3%
Other
78%

Shift towards Higher Margin, Professional Verticals



2015(1)
Direct Hire
15%
Professional
Staffing
24%
Light Industrial
Staffing
61%
FYE 9/30/21
Direct Hire
13%
Light Industrial
Staffing
11%
Professional
Staffing
76%

Representative Customers by End Market

TMT(2)	Industrial	Healthcare	Consumer Disc.
Adobe	AGCO	Arthrex	Apple Leisure Group
Autotrader	Aviall (A Boeing Company)	Availity	InterDesign
Charter Communications	Panasonic	DaVita	Little Tikes
Dell	J·R Engineering	EmCare	Midea
Pearson	Manheim	Greenway Health	Wyndham Destinations
Starz	Spirit	WellDyneRx	

Competitive Landscape

GEE Group

	Competitors	GEE Group's Competitive Strengths
IT	ALKU, APEX Systems, NSGHTGLOBAL, KFORCE, modis, randstad, Robert Half, TEKsystems	✓ World-class applicant tracking system ✓ National recruiting call center helping fulfill jobs throughout the country ✓ Experienced and skilled recruiters with knowledge of the sector and projects combined with tenured, relationship focused sales teams
FA&O	Adecco, Addison Group, HIXEN Search Group, CFS Creative Financial Staffing, Robert Half, Manpower	✓ Best-in-class people, process and service delivery backed by a world-class applicant tracking system with a deep pool of professionals ✓ Long standing relationships with proven performance ✓ Experienced staff and hands on approach to ensure clients' needs are met
Engineering	Advantage Resourcing, Aerotek, COMPASS, JDCotter Search, Russ Hadick & Associates, Inc.	✓ Develops long-term relationships ✓ Extensive experience in technical and professional recruiting ✓ Utilizes sophisticated applicant tracking tools, systems and processes to ensure a steady stream of high quality applicants for clients
Healthcare	ProScribe, ScribeAmerica	✓ Scribe Training Program develops quality scribes with an excellent knowledge base and who can adapt to any documentation system ✓ Understand the demands physicians face and provide efficiency and accuracy
Light Industrial	Minute Men Staffing Services, The Reserves Network, Snider•Blake Personnel Since 1952	✓ Dedicated transportation service for all associates maximizes productivity at the client facilities ✓ Tenured local leadership and staff with a reputation for being consistent and credible ✓ Customizable services to meet client needs

Award Winning Service

GEE Group

GEE's brands are known and recognized for providing outstanding service to clients

GEE Group's SNI Companies' four main brands are Continual Winners of ClearlyRated's Best of Staffing® for Client and Talent Satisfaction including for 2021!

SIA 2020 Largest Staffing Firms in the US

GEE Group Named One of the Largest Staffing Firms in the U.S. for 2020 by Staffing Industry Analysts

BEST Staffing Firms to Work For

Agile Resources Named One of the Best Staffing Firms to Work for by Staffing Industry Analysts

Customer Testimonials

"I enjoyed working with the entire GEE Group Inc. team. The entire experience was **totally professional** and absent of the customary search firm tricks and gimmicks. They took a **personal interest** in matching the needs of our position with the right candidate. I highly recommend GEE Group Inc."

- Aristides, President & CEO

"I have been impressed with the **dedication and professionalism** of the recruiter as well as the personal attention shown. It would be challenging to choose a single service interaction as each time I had communication with my recruiter I experienced **exceptional customer service**."

– Jason L. Regional Manager, Global Security

"From our first conversation with the team at SNI, we were struck by their **extraordinary customer service**. They took the time to get to know our nonprofit organization, our company culture and the specific needs we had in an accounting professional. **They fielded wonderful candidates**, were available onsite during interviews, provided detailed follow-up information and always had our best interests in mind. I would highly recommend the professionals at SNI. They are more than a recruiting firm, they are **exceptional partners**"

– Kari Luther, President and CEO

Drive Organic and Acquisition Growth in High Growth Specialties

GEE Group

Add Complementary High Growth Specialties

- GEE Group is well positioned for continued expansion into additional attractive, high growth specialties
- Complementary verticals participate in post-coronavirus pandemic opportunities in the short and longer terms
- Leverage GEE's brands and industry leading reputation to enable growing marketshare

Selective Acquisition Criteria

- ✓ Well managed with experienced operators
- ✓ High gross & EBITDA margins
- ✓ Consistent revenue growth
- ✓ Accretive to earnings
- ✓ Limited enterprise risk and extensive due diligence
- ✓ Pricing commensurate with profitability and growth
- ✓ Consideration consists of cash, stock, seller and bank financing

Selected Expansion Opportunities

Speciallized Infórmation Technology



- Highly specialized information technology professionals for clients in need of tech resources on IT projects, ranging from design and development to project management on discreet projects or on a permanent basis
- Higher margin services such as cloud solutions, cyber security, workforce management, "dev-ops" / agile methodology, digital transformation, data analytics ("Big Data")
- Opportunity to leverage and build on GEE's No. 1 end market

Additional Healthcare Offerings



- GEE Group can expand to attractive healthcare fields outside of scribes, including travel nurses and licensed healthcare professionals (locum tenens)
- Increasing demand for registered nurses, physical therapists, PAs and non-clinical positions as the U.S. population ages and healthcare spending continues to increase
- GEE is well positioned in the Southeast U.S. to expand in the rapidly growing healthcare industry

Creative / Marketing / Digital



- The creative / marketing segment has flourished as a result of a digital transformation of the marketing function and increased spending on digital marketing
- One of the fastest growing staffing verticals with forecasted post-COVID 19 growth of 15% in 2021 according to Staffing Industry Analysts
- Opportunity to cross-sell an additional specialty to existing customers and enter one of the fastest growing fields

Grow Through Accretive Acquisitions

GEE Group

Highly fragmented market presents a multitude of acquisition candidates

Top 10 average ~ $4 billion each in revenue

Adecco, Manpower, Allegis Group, randstad, Kelly Services, Robert Half, ASGN Incorporated, Kforce



Top
~ 50
Companies
$400mm in Revenue
GEE Group
$100mm in Revenue
~25,000 Companies

Source: Staffing Industry Analysts.

Top 50 Companies = ~ 1/3rd (~33%) of U.S. Market Revenue

All Others (~ 25,000 Companies) = ~ 2/3^{rds} (~67%) of U.S. Market Revenue

Top Line Growth Goal: $1bn in U.S. Professional Revenue

Large Addressable Market Opportunity w/ Attractive Growth Dynamics

($ in billions)

GEE Group

155m
U.S. Employment
(remains lower than pre-pandemic; Feb 2020)

51m
U.S. Contingent ("GIG") Workforce

About 1/3
GIG portion of total

4.2%
U.S. Unemployment Rate
(remains higher than pre-pandemic; Feb 2020)



$170
$150
$130
$110
$90
4.1% CAGR
16%
$120
$126
$135
$138
$143
$148
$152
$136
$157
$164
2013
2014
2015
2016
2017
2018
2019
2020
2021P
2022P

Source: Staffing Industry Analysts.



$157bn
Retained Search
Direct Hire
Commercial
Professional Specialties
$7
$13
$50
$87
2021P
GEE Group
Market Segments = $150bn of total $157bn U.S. Staffing Industry

Source: Staffing Industry Analysts.

Financial Highlights

($ in millions)

GEE Group

Net Revenues



$200.0
$150.0
$100.0
$50.0
$0.0
$43.4
$83.1
$135.0
$165.3
$151.7
$129.8
$148.9
Sep-15
Sep-16
Sep-17
Sep-18
Sep-19
Sep-20
Sep-21

FYE 9/30/21 Revenue Breakdown



IT 42%
Prof Other 4%
Light Industrial 11%
Finance, Accounting and Office 43%
Contract Staffing 87%
Perm Placement 13%

Non-GAAP Adjusted EBITDA(1)



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
0%
$4.6
$6.4
5%
$13.2
8%
$11.8
8%
$6.1
5%
$12.3
8%
Sep-15
Sep-16
Sep-17
Sep-18
Sep-19
Sep-20
Sep-21

FYE September 30, 2021, Monthly Revenue Trend



$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
$12.2
$10.6
$11.9
$10.8
$10.9
$13.0
$12.8
$11.8
$13.5
$12.8
$13.8
$14.9
Q $34.7
Q $34.7
Q $38.1
Q $41.5
Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep

Source: Company filings

(1) Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP. Non-GAAP Adjusted EBITDA FYE September 30, 2021, reconciliation appears on slide 16.

Q4 FY 2021 Snapshot

($ in millions, except per share amounts)

GEE Group

September 2021 4th Quarter Results

Revenue growth Prof. revenue growth	+34% +40%
Gross profit increase Gross margin	+45% 37%
Diluted EPS Pro forma diluted EPS	$0.03 $0.02
Non-GAAP Adj. EBITDA[a, b)] Non-GAAP EBITDA[a, b)] Net Operating Cash Flow	$3.6m $3.4m $2.6m

Dynamics

- Strong Q/Q (FQ4 21 v. FQ4 20) organic top-line growth led by professional (our largest division) and permanent placements
- GP of $15.2m for FQ4 21, led by strong growth in perm placement revenue, (100% GM) and other professional
- Diluted EPS with elimination of former high-cost debt, other cost reductions, and post-COVID 19 tailwinds
- Strong EBITDA and operating cash flow driven by elimination of debt and interest and post-COVID 19 tailwinds

Solid Q3, Q4 and FY 2021 results demonstrate growth and sustainable profitability

-a) Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP.

-b) Reconciliations of Non-GAAP EBITDA and Non-GAAP Adjusted EBITDA from Prelim. Income from Operations appear on slide 16.

Earnings Performance Q4 & FY 2021

($ in millions)

GEE Group

Q4 2021 Performance

Prelim. Net Revenue



($ millions)
$31.0
$41.5
Up
34%
FQ4 '20
FQ4 '21

Prelim. Adj. EBITDA



($ millions)
$1.7
$3.6
Up
112%
FQ4 '20
FQ4 '21

Non-GAAP EBITDA* / Adj. EBITDA*,-a, b)

$ in millions	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
Income (loss) from operations (GAAP)	$ 2.3	$ (9.6)
Depreciation	0.1	0.1
Amortization of intangible assets	1.0	1.1
Non-cash goodwill impairment charge	0.0	8.9
EBITDA (non-GAAP measure)	**3.4**	**0.4**
Stock-based compensation	0.1	0.3
Acquisition, integration and restructuring expenses	0.1	1.0
Adjusted EBITDA (non-GAAP measure)	**$ 3.6**	**$ 1.7**

$ in millions	Fiscal Years Ended September 30, 2021	Fiscal Years Ended September 30, 2020
Income (loss) from operations (GAAP)	$ 6.5	$ (13.8)
Depreciation	0.3	0.2
Amortization of intangible assets	4.1	5.0
Non-cash goodwill impairment charge	(0.0)	8.9
EBITDA (non-GAAP measure)	**10.9**	**0.3**
Stock-based compensation	1.0	1.6
Acquisition, integration and restructuring expenses	0.4	4.3
Adjusted EBITDA (non-GAAP measure)	**$ 12.3**	**$ 6.1**

Fundamentally stronger w/ solid earnings as actions take hold

* Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP.

(a - GAAP net loss of $(0.9m) and $(0.01) per share were adjusted to remove ~ $2.0m of non-recurring charges on debt extinguishments and $0.5 million in interest on former high-cost debt.

(b – Numbers may not add due to rounding.

Deleveraging initiatives

($ in millions, except per share amounts)

GEE Group

Debt reduction -a, b)



All Seller notes, F&F sub-debt & mezz preferred
All high-cost senior debt & fees
Forgiveness achieved for all PPP loans
$47
$19
$28
$110
$63
$47
$127
$17-c
$110
Q3 '20
thru Q4 '21
Q3 '20 / Q1 '22

Consolidated stockholders' equity



$9
$27
$81

Book value per share	FYE '19	FYE '20	FYE '21
	$0.73	*$1.54*	*$0.71 (PF $0.86)*

Results -a, b)

LIQUIDITY – ~ $10m in cash and new $20 bank ABL w/ over $15m in borrowing capacity (est. annual IR of 4% to 5.25%)

DEBT – $110m in debt retired through 9/30/21, resulting in ~ $12m annual interest savings *(remaining PPP loans, ~ $17m, in aggregate, forgiven in December 2021)*

CAPITAL – 2021 capital raise increased O/S shares ~6.5x, but allowed us to payoff $60m in high-cost debt and redirect $12m in profits from lenders to shareholders

SHAREHOLDER VALUE -c) – At $0.55 per share, JOB is trading at just over 5x non-GAAP EBITDA*, which is a substantial discount to staffing industry average multiples of 9.5x to 11.2x *making JOB a substantial investment value*

GEE Group is trading at a substantial discount to industry w/ relatively strong fundamentals

* Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP. (b – Numbers may not add due to rounding..

(a – 100% debt reduction achieved since 3Q '20, including ~ $17m in PPP loans and interest forgiven by the SBA in December 2021.

(b – Pro forma BV excluding all forgiven PPP loans; ~ $20m; ~ $17m, of which were forgiven in December 2021, and are being recorded in Q1 2022, with corresponding gains in income.

(c – SH value estimates based on annual non-GAAP adjusted EBITDA of ~$12.3m, for the fiscal year ended September 30, 2021. Industry average EV multiples were estimated 9.5x to 11.2x; commercial and professional staffing, respectively, according to Kroll / D&P Staffing Industry M&A Landscape Report, Summer 2021) .

Where we are today…
Stronger and more focused

GEE Group

Building momentum on stronger fundamentals

- Five (5) successful acquisitions so far resulting in size, scale, geographic footprint, delivery capability and portfolio of higher-margin services
- Replacement of high-cost debt w/ equity capital
- Strong financial results with $127m pro forma debt reduction[1], elimination of ~ $12m annual interest expense, and other significant cost reductions
- Now have strong platform, pro forma debt free balance sheet *AND* profitability

Driving profitable growth & value

- Operational focus... driving organic growth first through innovative client solutions, new client wins and acquisition growth in chosen higher-margin end markets
- Financial focus… profitable growth and cash generation ... objective is to achieve double-digit EBITDA* / free cash flow ("FCF")* margins
- Poised to capitalize on trending post-COVID 19 employment recovery and work-place dynamics

Now on solid, stable positive trajectory once again

* Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA and non-GAAP free cash flow ("FCF"), on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP.

(1) Pro forma debt reduction includes $110m in reductions through 9/30/21, plus forgiveness of remaining PPP loans of ~ $17m, in aggregate.

Investment Merits

GEE Group

- Large market (~ $150bn plus) supported by key secular trends for long-term growth
- Post-COVID 19 growth momentum and profitability
- Industry ripe for consolidation / many actionable targets
- Disciplined focus on high-margin, attractive verticals
- Diverse client base, ranging from SMEs to Fortune 500 customers
- Highly-experienced management team and top-tier BOD (we've done this before)
- Recent transactions have created investment opportunity window

THANK YOU

GEE Group

Employing America since 1893

APPENDIX

- Management Biographies
- Independent Directors' Biographies

Management Biographies

GEE Group

Industry leading executive team with extensive staffing and business scaling experience



Derek Dewan – Chief Executive Officer and Chairman of the Board

- As CEO of GEE Group since 2015, Derek Dewan brings significant experience executing organic and strategic acquisition growth strategies in the staffing industry
- Formerly Chairman and CEO of MPS Group, where he took the company public and grew it to become a Fortune 1000 world-class, global multi-billion dollar staffing services provider, before selling to Adecco Group for $1.3 billion
- Mr. Dewan was a CPA and is a former managing partner of Coopers & Lybrand LLP, which is now PricewaterhouseCoopers (PwC)

Kim Thorpe – Chief Financial Officer

- Mr. Thorpe was appointed Senior VP and CFO of GEE Group Inc. effective June 15, 2018, and brings significant experience as an accomplished executive, chief financial officer and consultant for publicly traded and privately owned organizations
- One of Mr. Thorpe's past positions of note is having served as senior vice president and CFO of one of the largest insurance and financial services business units of GE Capital (over $30bn in AUM; $2bn in annual revenue)
- Mr. Thorpe is a CPA and former partner of Coopers & Lybrand LLP, which is now PricewaterhouseCoopers (PwC)





Alex Stuckey – Chief Administrative Officer

- Mr. Stuckey joined GEE Group in 2015 from Scribe Solutions, a healthcare staffing company, where he was President & COO
- At Scribe, he was responsible for all aspects of healthcare staffing and solutions operations and grew revenue and profitability substantially
- Previously, Mr. Stuckey was founder and CEO of Fire Fighters Equipment Co., which he grew from a startup to a multi-million dollar enterprise through organic and acquisition growth before selling to Cintas
- Possesses extensive experience in banking and finance, having formerly worked as a special assets officer at Barnett Bank

Independent Directors Biographies

Amounts and KPIs presented herein FQE and FYE September 30, 2021, are preliminary and subject to change

GEE Group

Outstanding board members with tremendous leadership experience at the highest levels



Peter Tanous – Director

- Mr. Tanous is Chairman of Lynx Investment Advisory of Washington D.C., an SEC registered investment firm
- Previously served as the International Regional Director with Smith Barney and as a member of the executive committee of Smith Barney International, Inc.
- Served as Executive Vice President and Director of Bank Audi (USA), and was Chairman of Petra Capital Corporation; served on many other corporate boards including MPS Group, Cedars Bank, and Worldcare, Ltd.
- Graduated from Georgetown University, author of several books which received wide critical acclaim in financial circles and serves on Georgetown's investment committee and on its Library Board

William Isaac – Director

- Mr. Isaac is a former Chairman of the Federal Deposit Insurance Corporation (FDIC) and headed the FDIC from 1978 to 1985
- Formerly, a senior managing director of FTI Consulting ('FTI"), Inc. and served as Global Head of FTI's Financial Institutions practice; founder of The Secura Group a leading consulting firm acquired by FTI; presently with the Isaac – Milstein Group, a financial services consultancy
- Former director of TSYS, Fifth Third Bancorp (Chairman), Trans Union Corporation, The Associates, MPS Group and Amex Centurion Bank
- Involved extensively in thought leadership relating to the financial services industry





Darla Moore – Director

- Ms. Moore is the Founder and Chair of the Palmetto Institute, a nonprofit think-tank aimed at bolstering per capita income in South Carolina; founder of the Moore School of Business at the University of South Carolina
- Previously served as the Vice President of Rainwater, Inc., a private investment company
- Ms. Moore is the first woman to be profiled on the cover of Fortune magazine and named to the list of the Top 50 Most Powerful Women in American Business; she helped pioneer "DIP" financing as a managing director for Chemical Bank (now JP Morgan Chase)
- Ms. Moore has served as a director on numerous public and private company boards including HCA, Martha Stewart Omnimedia, and MPS Group, in addition to many philanthropic organizations

Independent Directors Biographies

Outstanding board members with tremendous leadership experience at the highest levels



Matthew Gormly – Director

- Founder and Managing Partner of Reynolds Gormly & Co, LLC where he is responsible for origination and execution of capital markets opportunities and firm general management; former managing director at BCI Advisors, a middle –market growth equity and control buyout firm with responsibility for originating new investments, arranging financing and managing all through the sale.
- Former managing partner of Wicks Capital Partners, where he played a leadership role in the growth and evolution of the firm for 17 years where he worked on all aspects of the investment process including investment theses, originations, acquisitions, strategic planning and divestitures. Additional responsibilities included financing activities, leveraged recapitalizations and refinancing of portfolio companies.
- Served on the boards of over 25 companies spanning a 30-year period and has been responsible for over $1.5 Billion in financings for acquisitions, leveraged recaps, and re-financings

Thomas Vetrano – Director

- Over 35 years of international business experience assisting corporations, private equity firms and financial institutions in solving complex issues associated with acquisitions and divestitures, regulatory compliance and litigation matters
- Internationally recognized expert in M&A due diligence having directed due diligence processes in support of over 500 global transactions across a wide range of industries and sectors; served on the board of Ramboll Environment and Health ("REH") and led its global business operations
- Participated in management-led buyout of ENVIRON, a leading employee-owned environmental and health consultancy; served on its board and led the organization as an executive in its subsequent growth from less than $100 million to over $300 million in revenue and expanding from 300 employees in the US and UK to over 1,600 employees in 25 countries





Carl Camden – Director

- Mr. Camden is the former long-time President, CEO and Chairman of staffing giant Kelly Services® ("Kelly") and a recognized expert in the use of contingent on-demand labor, talent management and how companies can succeed in the "gig economy"
- Serves on Board of Trustees of The Conference Board, and as Co-Chair of the Policy & Impact Committee for the Committee for Economic Development
- Serves on the Board of Directors of TopBuild, a leading installer / distributor of insulation products in the U.S.
- Featured in Business Week, The New York Times, Bloomberg, CNBC and numerous other media on topics ranging from labor force dynamics to health care reform
- Has served as a director on the boards of several notable companies and institutions and is a former tenured university professor

GEE Group

www.geegroup.com

NYSE American: JOB

Providing Professional Staffing Services and Human Resources Solutions